UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2019

Annual Report

to Shareholders

DWS RREEF Global Infrastructure Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
17	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights
27	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm
42	Information About Your Fund’s Expenses
43	Tax Information
44	Advisory Agreement Board Considerations and Fee Evaluation
49	Board Members and Officers
53	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS RREEF Global Infrastructure Fund

Letter to Shareholders

Dear Shareholder:

Following a very strong year for investors, the outlook remains generally positive for 2020. Continued economic growth along with other healthy macroeconomic conditions, such as employment levels, provide reasons to be confident despite certain potential risks for short-term setbacks. We however do not see greater than usual risk probabilities for a recession or bear-market losses.

Our Americas Chief Investment Officer (“CIO”), David Bianco, says that an economic or a market slump, while not expected, cannot be completely ruled out. We expect monetary policy to remain on hold in both the Eurozone and the U.S., with no further interest rate cuts by either the European Central Bank or the U.S. Federal Reserve. Concerns about economic slowing, soft capital expenditures and manufacturing, excess oil production, technological and geopolitical conflicts, and low interest rates are likely to remain in 2020, with the potential for unexpected flare-ups. Election concerns and political uncertainty will rise in 2020, in our opinion, but will likely be relieved post elections.

Basically, while it would be hard to match the strong returns seen in 2019, our economists are cautiously optimistic. The current cycle has demonstrated unusual staying power.

As always, we encourage you to visit the “Insights” section of our Web site, dws.com. There you will find our Global CIO View and Americas CIO View, which integrate the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This global perspective guides our strategic investment approach.

Thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS RREEF Global Infrastructure Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 10 for more complete performance information.

Investment Strategy

The Fund seeks total return from both capital appreciation and current income. The fund invests in a global portfolio of securities of infrastructure-related companies.

For its most recent fiscal year ended December 31, 2019, Class A shares of DWS RREEF Global Infrastructure Fund returned 28.91%. In comparison, the MSCI World Index returned 27.67%, and the Dow Jones Brookfield Global Infrastructure Index returned 28.69%.

Global equity markets moved up sharply in 2019 despite a high degree of investor uncertainty surrounding global trade and central bank monetary policy. Global infrastructure securities also delivered attractive returns, and outpaced the broader global equity market as measured by the MSCI World Index.

The year began with equities performing strongly in the first quarter on solid corporate earnings and dovish central bank policies, as well as optimism regarding global trade negotiations. However, concerns regarding the global economy weighed on markets during March of 2019, sending 10-year U.S. Treasury yields significantly lower. The second quarter of 2019 was dominated by rumors surrounding global trade talks, as well as mixed economic data. On August 1, 2019, the U.S. administration announced its intention to apply a 10% tariff on another $300 billion of Chinese imports. The move set off a heated exchange of retaliatory tariffs between the United States and China that steadily escalated their trade war. However, investors seemed to look past the dispute as strong market sentiment drove risk assets higher. Sentiment

4	|	DWS RREEF Global Infrastructure Fund

shifted during the second half of 2019 as leading economic indicators slumped. In response, the U.S. Federal Reserve (the Fed) entered its first easing cycle since the global financial crisis in 2008. Looser central bank policies on the part of the Fed, the European Central Bank and other major central banks, in combination with improving economic reports, sparked resilient investor sentiment and a broad-based market rally toward the end of 2019.

“We anticipate demand for real asset classes in 2020 as investors balance exposures between cyclical and defensive equity market segments.”

Within infrastructure, the Americas region was the top performer in 2019, with U.S. towers a standout. U.S. tower companies continued to benefit from internally-generated growth and solid tenant leasing. Elsewhere, favorable returns for the North American midstream energy segment were driven by companies with stable businesses and diverse tenant profiles. In addition, U.S. regulated utilities delivered positive returns due to steady demand as well as regulated earnings. Within Continental Europe, favorable performance stemmed from a rebound in transport issues based on lower discount rates. Outperformance in the U.K. came from strength in water utility stocks, as additional clarity regarding Brexit was perceived by investors as reducing near-term market risk. Returns within Asia ex-Japan were mixed as favorable performance for tower and toll road stocks offset negative returns for airports and seaports. Australia saw broad strength from toll road and airport operators. Lastly, Japan was the weakest overall performer, but returns were nevertheless positive, driven by airport strength, which offset weakness within gas distribution stocks. Airport privatization trends in Japan continued as the government expressed the need to reduce its debt burden.

Positive Contributors to Fund Performance

During the period, the Fund benefited from strong stock selection within the European communication and transport segments, as well as positive selection within the Japan and European utility segments. At the individual security level, overweight positions in the Spanish transport company Ferrovial SA as well as TC Energy Corp. (North America) were among the top contributors to relative performance. Additionally, overweights to Cellnex Telecom SA (Spain), Sempra Energy (United States) and the U.K.

DWS RREEF Global Infrastructure Fund	|	5

water company Severn Trent PLC were notable relative contributors. Finally, exposure to Orsted AS, a non-benchmark clean energy utility based in Denmark, boosted relative performance.

Negative Contributors to Fund Performance

Stock selection within the U.S. cell tower segment was the most significant detractor from returns during the 12-month period, in particular from an underweight to SBA Communications Corp* (United States). Elsewhere, overweights to U.S. utility NiSource, Inc., U.S. energy firm Williams Companies, Inc., IRB InvIT Fund (highway construction, India) and Cheniere Energy, Inc. (United States) weighed on relative return.

Outlook and Positioning

We anticipate demand for real asset classes in 2020 as investors balance exposures between cyclical and defensive equity market segments. Longer term, we believe that real asset classes will be the beneficiaries of key longer-term trends such as increasing urbanization, changing demographics, and shifting consumer behavior. Overall, our outlook for infrastructure remains positive as the segment stands to benefit from stable internally-generated cash flow growth and limited sensitivity to the business cycle. From a positioning standpoint, exposure is primarily being driven by stock-specific catalysts, as the overall market focus shifts towards fundamentals and stability. Midstream energy fundamentals are stable and capital discipline creates long-term value, but near term we are cautious there. Regulated utilities have seen a high level of performance dispersion, and fundamental factors should drive near-term returns as risks related to regulation and wildfires recede. European utility valuations are attractive, but regulatory risks remain, so the Fund’s exposure there is selective. In Europe, we believe that towers present upside opportunities given growth in 5G. European transports such as toll roads with long duration assets also present opportunities. Lastly, we favor Australia and New Zealand airport operators due to new aviation technologies that allow longer haul, non-stop flights, spurring new growth markets.

*	Not held at December 31, 2019

6	|	DWS RREEF Global Infrastructure Fund

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2008.

–	Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

–	Head and Chief Investment Officer of Liquid Real Assets for DWS.

–	BS in Business Administration, University of Southern California.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2008.

–	Joined DWS in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 1999.

–	BBA, St. Bonaventure University; MBA, University of Chicago.

Manoj H. Patel, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2011.

–	Joined DWS in 2011; previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 2002.

–	BS, Indiana University-Bloomington.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

The Dow Jones Brookfield Global Infrastructure Index is an unmanaged equity index designed to measure the performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. To be included in the index, a company must derive at least 70% of cash flows from infrastructures lines of business.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means that the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means that the fund holds a lower weighting.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

DWS RREEF Global Infrastructure Fund	|	7

Performance Summary	December 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/19
Unadjusted for Sales Charge	28.91%	3.70%	9.64%
Adjusted for the Maximum Sales Charge (max 5.75% load)	21.50%	2.48%	8.99%
MSCI World Index†	27.67%	8.74%	9.47%
Dow Jones Brookfield Global Infrastructure Index††	28.69%	5.75%	10.22%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/19
Unadjusted for Sales Charge	28.94%	3.69%	9.61%
Adjusted for the Maximum Sales Charge (max 2.50% load)	25.72%	3.16%	9.33%
MSCI World Index†	27.67%	8.74%	9.47%
Dow Jones Brookfield Global Infrastructure Index††	28.69%	5.75%	10.22%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/19
Unadjusted for Sales Charge	27.97%	2.93%	8.82%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	27.97%	2.93%	8.82%
MSCI World Index†	27.67%	8.74%	9.47%
Dow Jones Brookfield Global Infrastructure Index††	28.69%	5.75%	10.22%

Class R6	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 12/31/19
No Sales Charges	29.33%	4.02%	3.89%
MSCI World Index†	27.67%	8.74%	7.94%
Dow Jones Brookfield Global Infrastructure Index††	28.69%	5.75%	3.86%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/19
No Sales Charges	29.16%	3.91%	9.86%
MSCI World Index†	27.67%	8.74%	9.47%
Dow Jones Brookfield Global Infrastructure Index††	28.69%	5.75%	10.22%

8	|	DWS RREEF Global Infrastructure Fund

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/19
No Sales Charges	29.21%	3.98%	9.95%
MSCI World Index†	27.67%	8.74%	9.47%
Dow Jones Brookfield Global Infrastructure Index††	28.69%	5.75%	10.22%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 1.41%, 1.41%, 2.15%, 1.07%, 1.20%, and 1.14% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS RREEF Global Infrastructure Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS RREEF Global Infrastructure Fund	|	9

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on August 25, 2014.

†

MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

††

Dow Jones Brookfield Global Infrastructure Index is an unmanaged equity index designed to measure the performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. To be included in the index, a company must derive at least 70% of cash flows from infrastructures lines of business.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class

Net Asset Value
12/31/19	$16.53	$16.53	$16.33	$16.47	$16.47	$16.45
12/31/18	$13.06	$13.06	$12.90	$13.01	$13.01	$13.00

Distribution Information as of 12/31/19
Income Dividends, Twelve Months	$.25	$.25	$.15	$.29	$.28	$.29
Return of Capital	$.04	$.04	$.02	$.05	$.04	$.04

10	|	DWS RREEF Global Infrastructure Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Common Stocks	99%	98%
Infrastructure Investment Trusts	1%	1%
Master Limited Partnerships	—	1%
Cash Equivalents	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
Utilities	38%	43%
Energy	23%	23%
Industrials	18%	18%
Real Estate	16%	11%
Communication Services	5%	4%
Financials	0%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
United States	51%	46%
Canada	13%	13%
United Kingdom	8%	7%
Spain	8%	12%
France	5%	5%
China	4%	2%
Australia	3%	3%
Netherlands	2%	1%
Japan	2%	2%
Italy	1%	2%
Denmark	1%	2%
Hong Kong	0%	3%
Others	2%	2%
	100%	100%

DWS RREEF Global Infrastructure Fund	|	11

Ten Largest Equity Holdings at December 31, 2019 (55.2% of Net Assets)		Country	Percent
1	Crown Castle International Corp.	United States	8.2%
	Provider of wireless infrastructure
2	American Tower Corp.	United States	8.0%
	Operator and developer of wireless communications and broadcast towers
3	Sempra Energy	United States	6.4%
	Provider of electric and natural gas products and services
4	TC Energy Corp.	Canada	6.1%
	Developer of natural gas and energy infrastructure projects
5	Enbridge, Inc.	Canada	5.5%
	Provides energy transportation, distribution, and related services
6	National Grid PLC	United Kingdom	5.2%
	Provider of electricity and natural gas transmission services
7	Ferrovial SA	Spain	5.0%
	Industrial company in a range of sectors including construction, airport, toll road, and municipal services
8	Cheniere Energy, Inc.	United States	3.8%
	Develops liquefied natural gas terminals
9	Edison International	United States	3.5%
	Provider of electric utilities and services
10	Eversource Energy	United States	3.5%
	Provides electric service and distributes natural gas

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 53 for contact information.

12	|	DWS RREEF Global Infrastructure Fund

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Common Stocks 99.2%
Argentina 0.3%
Corp. America Airports SA* (Cost $10,700,985)	630,690	3,784,140

Australia 3.5%

Sydney Airport (Units)	1,848,900	11,241,477

Transurban Group (Units)	4,012,322	42,038,598

(Cost $50,236,981)		53,280,075

Canada 12.7%

Enbridge, Inc. (a)	2,130,127	84,693,278

Keyera Corp. (a)	642,668	16,836,907

TC Energy Corp. (a)	1,758,456	93,654,320

(Cost $155,165,533)		195,184,505

China 3.7%

China Tower Corp. Ltd. “H”, 144A	95,230,000	21,066,956

ENN Energy Holdings Ltd.	3,247,120	35,554,075

(Cost $46,170,268)		56,621,031

Denmark 1.1%
Orsted AS 144A (Cost $9,305,447)	155,323	16,080,223

France 4.8%

Aeroports de Paris	48,220	9,528,982

Getlink SE	773,429	13,445,555

VINCI SA	452,703	50,386,366

(Cost $55,899,573)		73,360,903

Hong Kong 0.5%
COSCO SHIPPING Ports Ltd. (Cost $7,556,518)	8,484,000	6,952,169

Italy 1.2%
Terna Rete Elettrica Nazionale SpA (Cost $16,450,043)	2,843,058	18,992,738

Japan 1.5%

Japan Airport Terminal Co., Ltd.	168,400	9,354,821

Tokyo Gas Co., Ltd.	565,600	13,734,981

(Cost $20,874,012)		23,089,802

Luxembourg 0.6%
SES SA (Cost $12,534,140)	670,640	9,400,756

Netherlands 1.9%
Koninklijke Vopak NV (Cost $25,591,863)	546,165	29,637,197

New Zealand 0.8%
Auckland International Airport Ltd. (Cost $9,277,443)	2,052,220	12,079,387

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	13

	Shares	Value ($)
Spain 7.8%

Cellnex Telecom SA 144A*	1,018,697	44,008,010

Ferrovial SA	2,500,501	75,744,567

(Cost $65,761,439)		119,752,577

United Kingdom 8.4%

National Grid PLC	6,285,608	78,839,547

Severn Trent PLC	1,499,206	49,949,369

(Cost $111,854,265)		128,788,916

United States 50.4%

American Tower Corp. (REIT)	536,063	123,197,999

American Water Works Co., Inc.	177,503	21,806,244

Atmos Energy Corp.	165,116	18,469,876

CenterPoint Energy, Inc.	1,272,542	34,702,220

Cheniere Energy, Inc.*	948,250	57,909,628

Crown Castle International Corp. (REIT)	886,730	126,048,670

CSX Corp.	344,050	24,895,458

Edison International	719,844	54,283,436

Eversource Energy	633,219	53,867,940

FirstEnergy Corp.	702,550	34,143,930

NiSource, Inc.	1,587,147	44,186,172

Sempra Energy	646,759	97,971,053

Targa Resources Corp.	382,210	15,605,634

Waste Connections, Inc.	161,370	14,650,782

Williams Companies, Inc.	2,122,208	50,338,774

(Cost $525,597,454)		772,077,816
Total Common Stocks (Cost $1,122,975,964)		1,519,082,235

Infrastructure Investment Trusts 0.5%
India

India Grid Trust (Units), 144A	1,624,455	2,167,983

IRB InvIT Fund (Units), 144A	7,290,000	5,663,242

Infrastructure Investment Trusts (Cost $13,757,936)		7,831,225

Securities Lending Collateral 6.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (b) (c) (Cost $91,679,156)	91,679,156	91,679,156

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,228,413,056)	105.7	1,618,592,616
Other Assets and Liabilities, Net	(5.7)	(86,979,509)

Net Assets	100.0	1,531,613,107

The accompanying notes are an integral part of the financial statements.

14	|	DWS RREEF Global Infrastructure Fund

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 6.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (b) (c)
165,751,131	—	74,071,975	(d)	—	—	142,615	—	91,679,156	91,679,156
Cash Equivalents 0.0%
DWS Central Cash Management Government Fund, 1.62% (b)
2,948,739	395,670,893	398,619,632		—	—	149,227	—	—	—
168,699,870	395,670,893	472,691,607		—	—	291,842	—	91,679,156	91,679,156

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2019 amounted to $88,241,733, which is 5.8% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	15

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$3,784,140	$—	$—	$3,784,140
Australia	—	53,280,075	—	53,280,075
Canada	195,184,505	—	—	195,184,505
China	—	56,621,031	—	56,621,031
Denmark	—	16,080,223	—	16,080,223
France	—	73,360,903	—	73,360,903
Hong Kong	—	6,952,169	—	6,952,169
Italy	—	18,992,738	—	18,992,738
Japan	—	23,089,802	—	23,089,802
Luxembourg	—	9,400,756	—	9,400,756
Netherlands	—	29,637,197	—	29,637,197
New Zealand	—	12,079,387	—	12,079,387
Spain	—	119,752,577	—	119,752,577
United Kingdom	—	128,788,916	—	128,788,916
United States	772,077,816	—	—	772,077,816
Infrastructure Investment Trusts	—	7,831,225	—	7,831,225
Short-Term Investments	91,679,156	—	—	91,679,156
Total	$1,062,725,617	$555,866,999	$—	$1,618,592,616

The accompanying notes are an integral part of the financial statements.

16	|	DWS RREEF Global Infrastructure Fund

Statement of Assets and Liabilities

as of December 31, 2019

Assets

Investments in non-affiliated securities, at value (cost $1,136,733,900) — including $88,241,733 of securities loaned	$1,526,913,460

Investment in DWS Government & Agency Securities Portfolio (cost $91,679,156)*	91,679,156
Cash	27,709
Foreign currency, at value (cost $693,755)	692,885
Receivable for investments sold	8,026,336
Receivable for Fund shares sold	1,179,874
Dividends receivable	4,901,147
Interest receivable	12,551
Foreign taxes recoverable	339,151
Other assets	53,813
Total assets	1,633,826,082

Liabilities
Payable upon return of securities loaned	91,679,156
Payable for investments purchased	6,907,992
Line of credit loan payable	250,000
Payable for Fund shares redeemed	1,149,160
Accrued management fee	1,145,363
Accrued Directors’ fees	19,387
Other accrued expenses and payables	1,061,917
Total liabilities	102,212,975
Net assets, at value	$1,531,613,107

Net Assets Consist of
Distributable earnings (loss)	353,085,822
Paid-in capital	1,178,527,285
Net assets, at value	$1,531,613,107

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	17

Statement of Assets and Liabilities as of December 31, 2019 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($288,669,691 ÷ 17,466,542 outstanding shares of capital stock, $.01 par value, 350,000,000 shares authorized)	$16.53

Maximum offering price per share (100 ÷ 94.25 of $16.53)	$17.54
Class T

Net Asset Value, and redemption price per share ($11,596 ÷ 701.4 outstanding shares of capital stock, $.01 par value, 50,000,000 shares authorized)	$16.53

Maximum offering price per share (100 ÷ 97.50 of $16.53)	$16.95
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($251,581,680 ÷ 15,409,832 outstanding shares of capital stock, $.01 par value, 200,000,000 shares authorized)	$16.33
Class R6

Net Asset Value, offering and redemption price per share ($3,035,978 ÷ 184,327 shares of capital stock, $.01 par value, 50,000,000 shares authorized)	$16.47
Class S

Net Asset Value, offering and redemption price per share ($238,321,664 ÷ 14,474,355 outstanding shares of capital stock, $.01 par value, 500,000,000 shares authorized)	$16.47
Institutional Class

Net Asset Value, offering and redemption price per share ($749,992,498 ÷ 45,591,973 outstanding shares of capital stock, $.01 par value, 250,000,000 shares authorized)	$16.45

The accompanying notes are an integral part of the financial statements.

18	|	DWS RREEF Global Infrastructure Fund

Statement of Operations

for the year ended December 31, 2019

Investment Income
Income:

Dividends (net of foreign taxes withheld of $3,395,728)	$50,772,843
Income distributions — DWS Central Cash Management Government Fund	149,227
Securities lending income, net of borrower rebates	142,615
Total income	51,064,685
Expenses:

Management fee	14,111,458
Administration fee	1,567,940
Services to shareholders	1,954,187
Distribution and service fees	3,410,372
Custodian fee	217,613
Professional fees	94,519
Reports to shareholders	81,120
Registration fees	98,652
Directors’ fees and expenses	46,480
Interest expense	2,272
Other	118,946
Total expenses before expense reductions	21,703,559
Expense reductions	(461,209)
Total expenses after expense reductions	21,242,350
Net investment income	29,822,335

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments (including foreign taxes of $1,254)	(10,453,336)
Foreign currency	(283,395)
(10,736,731)
Change in net unrealized appreciation (depreciation) on:

Investments	379,764,410
Foreign currency	45,802
379,810,212
Net gain (loss)	369,073,481
Net increase (decrease) in net assets resulting from operations	$398,895,816

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	19

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$29,822,335	$48,418,522
Net realized gain (loss)	(10,736,731)	113,902,997
Change in net unrealized appreciation (depreciation)	379,810,212	(428,822,499)
Net increase (decrease) in net assets resulting from operations	398,895,816	(266,500,980)
Distributions to shareholders:

Class A	(4,565,224)	(7,198,595)
Class T	(177)	(408)
Class C	(2,529,157)	(4,779,141)
Class R6	(50,938)	(58,561)
Class S	(7,454,302)	(20,384,470)
Institutional Class	(10,620,535)	(12,367,241)
Return of capital distributions to shareholders:

Class A	(699,993)	—
Class T	(27)	—
Class C	(387,800)	—
Class R6	(7,810)	—
Class S	(1,142,980)	—
Institutional Class	(1,628,464)	—
Total distributions	(29,087,407)	(44,788,416)
Fund share transactions:

Proceeds from shares sold	556,310,221	407,977,405
Reinvestment of distributions	25,105,111	39,016,790
Payments for shares redeemed	(956,446,771)	(1,857,253,513)
Net increase (decrease) in net assets from Fund share transactions	(375,031,439)	(1,410,259,318)
Increase (decrease) in net assets	(5,223,030)	(1,721,548,714)
Net assets at beginning of period	1,536,836,137	3,258,384,851

Net assets at end of period	$1,531,613,107	$1,536,836,137

The accompanying notes are an integral part of the financial statements.

20	|	DWS RREEF Global Infrastructure Fund

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.06	$15.03	$13.52	$12.63	$14.97
Income (loss) from investment operations:

Net investment income[a]	.29	.29	.28	.23	.20
Net realized and unrealized gain (loss)	3.47	(1.96)	1.50	.80	(2.35)
Total from investment operations	3.76	(1.67)	1.78	1.03	(2.15)
Less distributions from:

Net investment income	(.25)	(.30)	(.27)	(.14)	(.17)

Net realized gains	—	—	—	—	(.02)
Return of Capital	(.04)	—	—	—	—
Total distributions	(.29)	(.30)	(.27)	(.14)	(.19)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$16.53	$13.06	$15.03	$13.52	$12.63
Total Return (%)[b]	28.91 [c]	(11.24)[c]	13.23	8.11	(14.40)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	289	262	511	901	1,077
Ratio of expenses before expense reductions (%)	1.41	1.41	1.40	1.39	1.38
Ratio of expenses after expense reductions (%)	1.36	1.39	1.40	1.39	1.38
Ratio of net investment income (%)	1.90	2.06	1.95	1.70	1.39
Portfolio turnover rate (%)	60	78	68	86	136

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	21

	Years Ended December 31,		Period Ended
Class T	2019	2018	12/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$13.06	$15.04	$15.08
Income (loss) from investment operations:

Net investment income[b]	.29	.33	.15
Net realized and unrealized gain (loss)	3.47	(2.00)	.04
Total from investment operations	3.76	(1.67)	.19
Less distributions from:

Net investment income	(.25)	(.31)	(.23)
Return of capital	(.04)	—	—
Total distributions	(.29)	(.31)	(.23)
Net asset value, end of period	$16.53	$13.06	$15.04
Total Return (%)[c],d	28.94	(11.24)	1.31	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	9	10
Ratio of expenses before expense reductions (%)	1.42	1.41	1.36	*
Ratio of expenses after expense reductions (%)	1.36	1.35	1.32	*
Ratio of net investment income (%)	1.92	2.28	1.75	*
Portfolio turnover rate (%)	60	78	68	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to December 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

22	|	DWS RREEF Global Infrastructure Fund

	Years Ended December 31,
Class C	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$12.90	$14.85	$13.35	$12.52	$14.88
Income (loss) from investment operations:

Net investment income[a]	.17	.18	.20	.13	.09
Net realized and unrealized gain (loss)	3.43	(1.94)	1.46	.78	(2.32)
Total from investment operations	3.60	(1.76)	1.66	.91	(2.23)
Less distributions from:

Net investment income	(.15)	(.19)	(.16)	(.08)	(.11)
Net realized gains	—	—	—	—	(.02)
Return of capital	(.02)	—	—	—	—
Total distributions	(.17)	(.19)	(.16)	(.08)	(.13)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$16.33	$12.90	$14.85	$13.35	$12.52
Total Return (%)[b]	27.97 [c]	(11.93)[c]	12.45	7.26	(15.01)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	252	278	511	601	694
Ratio of expenses before expense reductions (%)	2.17	2.15	2.15	2.15	2.15
Ratio of expenses after expense reductions (%)	2.11	2.14	2.15	2.15	2.15
Ratio of net investment income (%)	1.15	1.31	1.38	.95	.66
Portfolio turnover rate (%)	60	78	68	86	136

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	23

	Years Ended December 31,
Class R6	2019	2018	2017	2016		2015

Selected Per Share Data
Net asset value, beginning of period	$13.01	$14.99	$13.48	$12.57		$14.91
Income (loss) from investment operations:

Net investment income[a]	.34	.34	.37	.31		.29
Net realized and unrealized gain (loss)	3.46	(1.97)	1.46	.77		(2.40)
Total from investment operations	3.80	(1.63)	1.83	1.08		(2.11)
Less distributions from:

Net investment income	(.29)	(.35)	(.32)	(.17)		(.21)
Net realized gains	—	—	—	—		(.02)
Return of capital	(.05)	—	—	—		—
Total distributions	(.34)	(.35)	(.32)	(.17)		(.23)
Redemption fees	—	—	.00 *	.00	*	.00 *
Net asset value, end of period	$16.47	$13.01	$14.99	$13.48		$12.57
Total Return (%)	29.33	(11.03)	13.66	8.58	[b]	(14.22)[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	3	2		1
Ratio of expenses before expense reductions (%)	1.06	1.07	1.04	1.20		1.51
Ratio of expenses after expense reductions (%)	1.06	1.07	1.04	1.03		1.15
Ratio of net investment income (%)	2.22	2.42	2.53	2.26		2.10
Portfolio turnover rate (%)	60	78	68	86		136

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $0.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS RREEF Global Infrastructure Fund

	Years Ended December 31,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.01	$14.97	$13.47	$12.58	$14.91
Income (loss) from investment operations:

Net investment income[a]	.29	.32	.35	.26	.22
Net realized and unrealized gain (loss)	3.49	(1.96)	1.46	.79	(2.33)
Total from investment operations	3.78	(1.64)	1.81	1.05	(2.11)
Less distributions from:

Net investment income	(.28)	(.32)	(.31)	(.16)	(.20)
Net realized gains	—	—	—	—	(.02)
Return of capital	(.04)	—	—	—	—
Total distributions	(.32)	(.32)	(.31)	(.16)	(.22)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$16.47	$13.01	$14.97	$13.47	$12.58
Total Return (%)	29.16 [b]	(11.06)	13.45	8.33	(14.22)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	238	612	1,533	1,328	1,405
Ratio of expenses before expense reductions (%)	1.21	1.20	1.19	1.18	1.20
Ratio of expenses after expense reductions (%)	1.20	1.20	1.19	1.18	1.20
Ratio of net investment income (%)	1.94	2.21	2.42	1.93	1.55
Portfolio turnover rate (%)	60	78	68	86	136

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Infrastructure Fund	|	25

	Years Ended December 31,
Institutional Class	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.00	$14.97	$13.46	$12.58	$14.90
Income (loss) from investment operations:

Net investment income[a]	.34	.33	.36	.27	.24
Net realized and unrealized gain (loss)	3.44	(1.97)	1.46	.79	(2.33)
Total from investment operations	3.78	(1.64)	1.82	1.06	(2.09)
Less distributions from:

Net investment income	(.29)	(.33)	(.31)	(.18)	(.21)
Net realized gains	—	—	—	—	(.02)
Return of capital	(.04)	—	—	—	—
Total distributions	(.33)	(.33)	(.31)	(.18)	(.23)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$16.45	$13.00	$14.97	$13.46	$12.58
Total Return (%)	29.21 [b]	(11.06)	13.61	8.38	(14.09)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	750	383	701	638	763
Ratio of expenses before expense reductions (%)	1.13	1.14	1.13	1.11	1.09
Ratio of expenses after expense reductions (%)	1.11	1.14	1.13	1.11	1.09
Ratio of net investment income (%)	2.24	2.30	2.43	1.97	1.70
Portfolio turnover rate (%)	60	78	68	86	136

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS RREEF Global Infrastructure Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF Global Infrastructure Fund (the “Fund”) is a non-diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS RREEF Global Infrastructure Fund	|	27

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of

28	|	DWS RREEF Global Infrastructure Fund

the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and

DWS RREEF Global Infrastructure Fund	|	29

liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2019, the Fund had net tax basis capital loss carryforwards of approximately $21,994,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,688,000) and long-term losses ($19,306,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax return for the prior three years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

30	|	DWS RREEF Global Infrastructure Fund

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(21,994,000)
Net unrealized appreciation (depreciation) on investments	$375,073,712

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $1,243,518,904. The net unrealized appreciation for all investments based on tax cost was $375,073,712. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $419,221,773 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $44,148,061.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$25,220,333	$44,788,416
Return of capital distributions	$3,867,074	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

DWS RREEF Global Infrastructure Fund	|	31

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $930,330,712 and $1,300,789,759, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

RREEF America L.L.C. (“RREEF”), also an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

32	|	DWS RREEF Global Infrastructure Fund

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2 billion of the Fund’s average daily net assets	.900%
Next $2 billion of such net assets	.875%
Next $2 billion of such net assets	.825%
Next $2 billion of such net assets	.775%
Over $8 billion of such net assets	.750%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.90% of the Fund’s average daily net assets.

For the period from January 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.37%
Class T	1.37%
Class C	2.12%
Class R6	1.12%
Class S	1.22%
Class Institutional	1.12%

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.33%
Class T	1.33%
Class C	2.08%
Class R6	1.08%
Class S	1.18%
Class Institutional	1.08%

DWS RREEF Global Infrastructure Fund	|	33

For the year ended December 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$130,165
Class T	6
Class C	163,978
Class S	26,764
Institutional Class	140,296
$461,209

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $1,567,940, of which $127,149 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2019

Class A	$25,120	$3,905
Class T	22	3
Class C	11,441	1,706
Class R6	435	75
Class S	23,586	3,337
Institutional Class	15,117	2,700
	$75,721	$11,726

34	|	DWS RREEF Global Infrastructure Fund

In addition, for the year ended December 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$296,450
Class T	2
Class C	325,059
Class S	703,953
Institutional Class	469,934
$1,795,398

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2019
Class C	$2,037,480	$156,988

In addition, DDI provides information and administration services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2019	Annual Rate
Class A	$695,953	$119,271	.25%
Class T	16	3	.15%
Class C	676,923	107,378	.25%
	$1,372,892	$226,652

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2019 aggregated $18,738.

DWS RREEF Global Infrastructure Fund	|	35

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C shares. For the year ended December 31, 2019, the CDSC for Class C shares aggregated $7,740. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2019, DDI received $250 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $14,473, of which $7,428 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR

36	|	DWS RREEF Global Infrastructure Fund

exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

At December 31, 2019, the Fund had a $250,000 outstanding loan. Interest expense incurred on the borrowings was $2,272 for the year ended December 31, 2019. The average dollar amount of the borrowings was $980,435, the weighted average interest rate on these borrowings was 3.68%, and the Fund had a loan outstanding for 23 days throughout the period. The borrowings were valued at cost, which approximates fair value.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	2,470,946	$38,476,533	2,376,951	$34,002,483
Class T	—	—	1,049	15,000
Class C	354,986	5,296,281	648,483	9,178,678
Class R6	123,438	1,913,907	20,092	287,271
Class S	2,864,438	42,438,162	10,126,838	144,801,609
Institutional Class	30,847,204	468,185,338	15,354,926	219,692,364
		$556,310,221		$407,977,405

Shares issued to shareholders in reinvestment of distributions
Class A	301,178	$4,757,447	471,813	$6,627,205
Class T	13	204	29	408
Class C	163,036	2,552,382	301,180	4,182,182
Class R6	2,059	32,511	2,253	31,553
Class S	419,661	6,575,925	1,177,062	16,479,943
Institutional Class	710,911	11,186,642	836,435	11,695,499
		$25,105,111		$39,016,790

Shares redeemed
Class A	(5,364,564)	$(81,855,856)	(16,779,179)	$(240,495,826)
Class T	—	—	(1,063)	(14,954)
Class C	(6,646,840)	(99,910,978)	(13,838,338)	(194,480,669)
Class R6	(97,801)	(1,505,298)	(43,486)	(608,808)
Class S	(35,877,666)	(539,616,294)	(66,599,826)	(947,158,219)
Institutional Class	(15,408,986)	(233,558,345)	(33,560,830)	(474,495,037)
		$(956,446,771)		$(1,857,253,513)

DWS RREEF Global Infrastructure Fund	|	37

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class A	(2,592,440)	$(38,621,876)	(13,930,415)	$(199,866,138)
Class T	13	204	15	454
Class C	(6,128,818)	(92,062,315)	(12,888,675)	(181,119,809)
Class R6	27,696	441,120	(21,141)	(289,984)
Class S	(32,593,567)	(490,602,207)	(55,295,926)	(785,876,667)
Institutional Class	16,149,129	245,813,635	(17,369,469)	(243,107,174)
		$(375,031,439)		$(1,410,259,318)

F. Global Infrastructure Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Fund’s performance. The Fund invests primarily in the securities of infrastructure-related companies, and will therefore be susceptible to adverse economic, business, regulatory or other occurrences affecting infrastructure-related companies. Infrastructure related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.

G. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Directors (the “Board of Directors”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

38	|	DWS RREEF Global Infrastructure Fund

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Directors and the Board of Directors approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019. During the Fund’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

DWS RREEF Global Infrastructure Fund	|	39

Report of Independent Registered

Public Accounting Firm

To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS RREEF Global Infrastructure Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS RREEF Global Infrastructure Fund (the “Fund”) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation”), including the investment portfolio, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at December 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2018, and the financial highlights for the years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain

40	|	DWS RREEF Global Infrastructure Fund

reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 26, 2020

DWS RREEF Global Infrastructure Fund	|	41

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, Class T, Class C and Institutional Class limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

42	|	DWS RREEF Global Infrastructure Fund

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,072.30	$1,071.60	$1,068.30	$1,073.30	$1,073.30	$1,073.20
Expenses Paid per $1,000*	$7.05	$7.05	$10.95	$5.43	$6.17	$5.75

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,018.40	$1,018.40	$1,014.62	$1,019.96	$1,019.26	$1,019.66
Expenses Paid per $1,000*	$6.87	$6.87	$10.66	$5.30	$6.01	$5.60

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS RREEF Global Infrastructure Fund	1.35%	1.35%	2.10%	1.04%	1.18%	1.10%

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

For corporate shareholders, 55% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2019, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $31,800,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS RREEF Global Infrastructure Fund	|	43

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS RREEF Global Infrastructure Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2019.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a

44	|	DWS RREEF Global Infrastructure Fund

capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar

DWS RREEF Global Infrastructure Fund	|	45

universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and RREEF the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages institutional accounts comparable to the Fund, but that

46	|	DWS RREEF Global Infrastructure Fund

DWS Group does not manage any comparable DWS Europe Funds. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which

DWS RREEF Global Infrastructure Fund	|	47

pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

48	|	DWS RREEF Global Infrastructure Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—

DWS RREEF Global Infrastructure Fund	|	49

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International

		77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

50	|	DWS RREEF Global Infrastructure Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)

DWS RREEF Global Infrastructure Fund	|	51

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

52	|	DWS RREEF Global Infrastructure Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. This Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS RREEF Global Infrastructure Fund	|	53

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group. RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	TOLLX	TOLTX	TOLCX	TOLSX	TOLIX
CUSIP Number	25156A 874	25156A 577	25156A 866	25156A 809	25156A 858
Fund Number	456	1756	756	2156	1456

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	TOLZX
CUSIP Number	25156A 718
Fund Number	1656

54	|	DWS RREEF Global Infrastructure Fund

Notes

DRGIF-2

(R-025785-9 2/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREef Global infrastructure fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended December 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended December 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$48,933	$0	$9,771	$0
2018	$74,847	$0	$0	$8,537

The “All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended December 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended December 31, 2018.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended December 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended December 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended December 31, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$9,771	$740,482	$0	$750,253
2018	$8,538	$0	$0	$8,538

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended December 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Infrastructure Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/28/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/28/2020